Shareholders' Equity (Tables)	12 Months Ended
Nov. 30, 2011
Accumulated Other Comprehensive (Loss) Income

At November 30, 2011 and 2010, accumulated other comprehensive loss consisted of the following (in millions):

	2011	2010
Cumulative foreign currency translation adjustments, net	$(123)	$(99)
Unrecognized pension expenses	(96)	(91)
Unrealized loss on marketable security	(17)	(16)
Net gains (losses) on cash flow derivative hedges	27	(48)

	$(209)	$(254)